Exhibit 99.1

UNAUDITED SELECTED FINANCIAL DATA

Reverse Stock Split

 On July 3, 2025, Damon Inc. (“Company”) effected a 1-for-125 reverse stock split (“Reverse Stock Split”) of its outstanding common shares.

The audited consolidated financial statements of Damon Motors Inc. for the years ended June 30, 2024 and 2023, the audited consolidated financial statements of Grafiti Holding Inc. for the years ended June 30, 2024 and 2023, and the unaudited condensed consolidated financial statements of Damon Inc. (formerly Grafiti Holding Inc.) for the three month period ended September 30, 2024, each of which is included in the registration statement on Form S-1 filed with the SEC on March 18, 2025 (File No. 333-285872) (the “S-1 Registration Statement”), and the Company’s unaudited condensed consolidated financial statements for the three and nine month periods ended March 31, 2025, included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 that was filed with the Securities and Exchange Committee on May 19, 2025 (the “10-Q Report”), are presented without giving effect to the Reverse Stock Split.

The following selected financial data has been derived from the audited consolidated financial statements of Damon Motors Inc. for the years ended June 30, 2024 and 2023, the audited consolidated financial statements of Grafiti Holding Inc. for the years ended June 30, 2024 and 2023, the unaudited condensed consolidated financial statements of Damon Inc. (formerly Grafiti Holding Inc.) for the three month period ended September 30, 2024, each included in the S-1 Registration Statement, and adjusted to reflect the Reverse Stock Split. The following selected financial data has also been derived from the Company’s unaudited condensed consolidated financial statements for the three and nine month periods ended March 31, 2025, included in the 10-Q Report, and adjusted to reflect the Reverse Stock Split. The Company’s historical results may not be indicative of the results that may be expected in the future.

AS REPORTED

Damon Motors Inc.:

	Years Ended
	June 30, 2024	June 30, 2023
Net loss attributable to common stockholders	$(33,968,248)	$(37,012,609)
Net loss per share, basic and diluted	$(2.79)	$(3.14)
Weighted average common shares outstanding, basic and diluted	12,180,571	11,793,772
Common shares outstanding at year end	12,324,504	11,829,386

Grafiti Holding Inc.:

	Years Ended
	June 30, 2024	June 30, 2023
Net loss attributable to common stockholders	$(1,348,357)	$(73,828)
Net loss per share, basic and diluted	$(0.37)	$(0.02)
Weighted average common shares outstanding, basic and diluted	3,600,001	3,600,001
Common shares outstanding at year end	3,600,001	3,600,001

Damon Inc. (formerly Grafiti Holding Inc.):

	Three Months Ended
	September 30, 2024	September 30, 2023
Net loss attributable to common stockholders	$(1,564,540)	$(3,692)
Net loss per share, basic and diluted	$(0.39)	$(0.001)
Weighted average common shares outstanding, basic and diluted	4,006,706	3,600,001
Common shares outstanding at period end	4,615,384	3,600,001

Damon Inc.:

	Three Months Ended		Nine Months Ended
	March 31, 2025	March 31, 2024	March 31, 2025	March 31, 2024
Net loss attributable to common stockholders	$(25,163,438)	$(13,096,933)	$(2,354,505)	$(25,604,984)
Net loss per share, basic and diluted	$(0.50)	$(1.06)	$(0.11)	$(2.11)
Weighted average common shares outstanding, basic and diluted	50,566,406	12,303,733	21,855,268	12,135,890
Common shares outstanding at period end	503,766,493	2,592,740	503,766,493	2,592,740

AS ADJUSTED FOR 1-FOR-125 REVERSE STOCK SPLIT (unaudited):

Damon Motors Inc.:

	Years Ended
	June 30, 2024	June 30, 2023
Net loss attributable to common stockholders	$(33,968,248)	$(37,012,609)
Net loss per share, basic and diluted	$(348.59)	$(392.29)
Weighted average common shares outstanding, basic and diluted	97,444	94,350
Common shares outstanding at year end	98,596	94,635

Grafiti Holding Inc.:

	Years Ended
	June 30, 2024	June 30, 2023
Net loss attributable to common stockholders	$(1,348,357)	$(73,828)
Net loss per share, basic and diluted	$(46.82)	$(2.56)
Weighted average common shares outstanding, basic and diluted	28,800	28,800
Common shares outstanding at year end	28,800	28,800

Damon Inc. (formerly Grafiti Holding Inc.):

	Three Months Ended
	September 30, 2024	September 30, 2023
Net loss attributable to common stockholders	$(1,564,540)	$(3,692)
Net loss per share, basic and diluted	$(48.81)	$(0.13)
Weighted average common shares outstanding, basic and diluted	32,053	28,800
Common shares outstanding at period end	36,923	28,800

Damon Inc.:

	Three Months Ended		Nine Months Ended
	March 31, 2025	March 31, 2024	March 31, 2025	March 31, 2024
Net loss attributable to common stockholders	$(25,163,438)	$(13,096,933)	$(2,354,505)	$(25,604,984)
Net loss per share, basic and diluted	$(62.20)	$(133.06)	$(13.47)	$(263.73)
Weighted average common shares outstanding, basic and diluted	404,531	98,429	174,842	97,087
Common shares outstanding at period end	4,030,131	20,741	4,030,131	20,741

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